HF Sinclair Announces Strategic Transformation, Including Plans to Pursue A Separation of Lubricants & Specialties and Planned Retirement of its Canadian Base Oil Refining Assets

Dallas, Texas – July 28, 2026 – HF Sinclair Corporation (NYSE: DINO) (“HF Sinclair”) today announced plans to pursue a separation of its Lubricants & Specialties segment through the capital markets, creating a new independent, publicly traded company.

As an independent company, Lubricants & Specialties will operate a capital-light business model built for greater financial flexibility and stronger, more consistent free cash flow — while leveraging its core strengths in technology, globally recognized brands and extensive channels-to-market.

As part of this transformation, HF Sinclair has decided to retire its base oil refining assets in Mississauga, Ontario with the transition expected to be substantially completed over the course of 2027.

The Lubricants & Specialties business will maintain a strong presence in the Ontario region, including continued operation of its R&D laboratory, lubricant blending and packaging, as well as supply chain, logistics, and commercial operations.

The business will continue to deliver base oil solutions through new strategic commercial agreements with two premier global base oil manufacturers, complemented by continued access to Group I and specialty products from HF Sinclair’s Tulsa refinery. Together, these sources will enable the independent Lubricants & Specialties business to continue offering a full suite of Group I, Group II, and Group III base oils to the market.

The transformed model is expected to improve service through a more conveniently located distribution network across North America, while maintaining the quality standards customers expect across base oils, finished lubricants and specialty offerings.

“This announcement marks an important step in HF Sinclair’s portfolio optimization strategy,” Franklin Myers, Chairperson and Chief Executive Officer. “The separation will unlock value by creating two focused businesses with enhanced flexibility to pursue their respective strategic and capital priorities.”

Benefits of the Planned Separation
As leading standalone companies, both HF Sinclair and the independent Lubricants & Specialties business are expected to benefit from:
•Enhanced strategic focus and operational agility
•Greater alignment of capital deployment with each business’s specific growth priorities and investment needs
•Increased ability to pursue strategic transactions independently, without competing for resources within a broader portfolio
•Distinct and compelling investment profiles aligned with different investor bases
•Dedicated leadership teams and governance structures with continued focus on driving performance

In addition, it is anticipated that both companies will have strong balance sheets and will be capitalized to provide financial flexibility to take advantage of future growth opportunities.

Increased Focus on Integrated Refining, Midstream, Marketing and Renewables Business
Following the completion of the transaction, HF Sinclair will be a resilient, cash-generative integrated downstream company with a diversified portfolio including:
•Refining: The company will have a diversified refining footprint with a product mix skewed toward high-value gasoline and distillates.
•Midstream: It will have integrated pipeline and terminal assets to support its refining operations, including its “Go-West” pipeline initiative.
•Marketing: Building on its base of more than 1,600 independent Sinclair-branded stations across more than 30 states, the company will be positioned to accelerate growth through new stores and joint venture partnerships.
•Renewables: HF Sinclair will leverage its renewable diesel production to generate positive returns.

Following the separation, HF Sinclair will also prioritize maintaining an investment-grade financial profile and targeting a 50% payout ratio through regular dividends and open-market share repurchases, while preserving flexibility for reinvestment and opportunistic M&A.

Throughout this transition, HF Sinclair will maintain its focus on safe operations, regulatory compliance, and uninterrupted supply and service, while continuing to meet customer specifications.

Transaction Details
HF Sinclair anticipates the separation of Lubricants & Specialties through the capital markets in a tax-efficient manner for HF Sinclair and its shareholders. The transaction is intended to be executed over the next 12-18 months.

The separation transaction will not require a shareholder vote and is subject to satisfaction of customary conditions, including final approval by HF Sinclair’s Board of Directors, receipt of a tax opinion from counsel, receipt of a private letter ruling from the U.S. Internal Revenue Service, the filing and effectiveness of any registration statements with the U.S. Securities and Exchange Commission (the “SEC”), approval for listing on the New York Stock Exchange, applicable regulatory approvals and satisfactory completion of financing for the independent Lubricants & Specialties business. There can be no assurance that any separation will ultimately occur, or if one does occur, of its terms or timing.

Advisors
Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Vinson & Elkins L.L.P. is serving as legal counsel on the separation of Lubricants & Specialties

Investor Presentation
Investors can access the investor presentation via the following:
https://investor.hfsinclair.com/investor-relations/events-and-presentations

Q2 2026 Earnings Results and Conference Call
In a separate press release issued today, HF Sinclair announced its second-quarter 2026 results.

HF Sinclair will conduct an investor teleconference call today at 8:30 a.m. Eastern time. Investors can access this conference via the following:
https://events.q4inc.com/attendee/654044265

About HF Sinclair Corporation
HF Sinclair Corporation, headquartered in Dallas, Texas, is an independent energy company that produces and markets high-value light products such as gasoline, diesel fuel, jet fuel, renewable diesel and other specialty products. HF Sinclair owns and operates refineries in Kansas, Oklahoma, New Mexico, Wyoming, Washington and Utah. HF Sinclair provides petroleum products and crude oil transportation, terminaling, storage and throughput services to its refineries and the petroleum industry. HF Sinclair markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. It supplies high-quality fuels to more than 1,800 branded stations and licenses the use of the Sinclair brand to more than 350 additional locations throughout the country. HF Sinclair produces renewable diesel at two of its facilities in Wyoming and also at its facility in Artesia, New Mexico. In addition, we produce and market base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and export products to more than 80 countries.

Forward-Looking Statements
The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in HF Sinclair’s filings with the SEC. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “aim,” “proposed,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding HF Sinclair’s plans and objectives for future operations. Although HF Sinclair believes that the expectations reflected in these forward-looking statements are reasonable, HF Sinclair cannot assure you that its expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to: the realization of the anticipated benefits of the separation transaction and the retirement of the base oil refining assets; the terms, timing and completion of the separation transaction and the retirement of the base oil refining assets, including the timely receipt of all necessary court, regulatory, third-party and board approvals; the timely receipt of a private letter ruling from the Internal Revenue Service; the ability of HF Sinclair and the independent Lubricants & Specialties company to successfully implement their respective strategic priorities and whether they will yield the expected benefits; the ability of HF Sinclair and the independent Lubricants & Specialties company to implement capital allocation strategies aligned with maximizing shareholder value; the operating performance of the respective assets of HF Sinclair and the independent Lubricants & Specialties company; the demand for and supply of feedstocks, crude oil and refined products, including uncertainty regarding societal expectations that companies address climate impacts and greenhouse gas emissions; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of crude oil, refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery or other production facility operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, vandalism or other catastrophes or disruptions affecting HF Sinclair’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing at HF Sinclair’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including compliance with, or exemptions from, existing, new and changing environmental and health and safety laws and regulations, related reporting requirements and pipeline integrity programs; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects on time and within capital guidance; HF Sinclair’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire complementary assets or businesses to HF Sinclair’s existing assets and businesses on acceptable terms and to integrate any existing or future acquired operations and realize the expected synergies of any such transaction on the expected timeline; the possibility of vandalism or other disruptive activity, or terrorist or cyberattacks and the consequences of any such activities or attacks; uncertainty regarding the effects and duration of global hostilities, war or any associated military campaigns, including those in oil producing regions, such as the ongoing military conflict in the Middle East, which may disrupt crude oil supplies and markets for HF Sinclair’s refined products and create instability in the financial markets that could restrict HF Sinclair’s ability to raise capital; general economic conditions, including uncertainties regarding trade policies, such as the imposition or implementation of tariffs, or economic slowdowns caused by a local or national recession or other adverse economic conditions, such as periods of increased or prolonged inflation; limitations on HF Sinclair’s ability to make future dividend payments or effectuate share repurchases due to market conditions and corporate, tax, regulatory and other considerations; and other business, financial, operational and legal risks. Additional information on risks and uncertainties that could affect HF Sinclair’s business prospects and performance is provided in the reports filed with the SEC. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HF Sinclair Corporation
Craig Biery, 214-954-6510
Vice President, Investor Relations

or

Trey Schonter, 214-954-6510
Director, Investor Relations